Goodwill And Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets [Abstract]
Goodwill And Intangible Assets

NOTE 25 — GOODWILL AND INTANGIBLE ASSETS

The following tables summarize goodwill and intangible assets, net balances by segment:

Goodwill (dollars in millions)

	Transportation & International Finance	North American Commercial Finance	Non-Strategic Portfolios	Total
December 31, 2011	$ 183.1	$ 151.5	$ 11.3	$ 345.9
December 31, 2012	183.1	151.5	11.3	345.9
Activity	-	-	(11.3)	(11.3)
December 31, 2013	$ 183.1	$ 151.5	$ -	$ 334.6

Goodwill was recorded in conjunction with FSA and represented the excess of reorganization equity value over the fair value of tangible and identifiable intangible assets, net of liabilities. Goodwill was allocated to the Company’s TIF, NACF and NSP segments based on the respective segment’s estimated fair value of equity. Goodwill is assigned to a segment (or “reporting unit”) at the date the goodwill is initially recorded. Once goodwill has been assigned, it no longer retains its association with a particular event or acquisition, and all of the activities within a reporting unit, whether acquired or internally generated, are available to support the value of the goodwill. The activity in NSP reflected the allocated amounts to non-U.S. portfolios that were either sold during the year or included in assets held for sale at December 31, 2013.

The Company periodically reviews and evaluates its goodwill and intangible assets for potential impairment. In 2013, CIT performed Step 1 goodwill impairment testing utilizing estimated fair value based on peer price to earnings (PE) and tangible book value (TBV) multiples applicable to the segments. Management concluded, based on performing the Step 1 analysis, that the fair values of each of the reporting units exceeded their respective carrying values, including goodwill. As the results of the first step test showed no indication of impairment in any of the reporting units, the Company did not perform the second step of the impairment test for any of the reporting units.

For TIF and NACF, Step 1 of goodwill impairment testing was completed by comparing the segments’ estimated fair value with their carrying values, including goodwill as of December 31, 2012. The Company concluded that for TIF and NACF, fair value was in excess of carrying value, including goodwill. For the purposes of this first step impairment analysis, the Company primarily utilized valuation multiples for publicly traded companies comparable to its reporting segments to determine the fair market value of its reporting units. As the results of the impairment assessment and first step test showed no indication of impairment in either of the reporting units, the Company did not perform the second step of the impairment test for either of the reporting units.

Intangible Assets   (dollars in millions)

Transportation & International Finance
December 31, 2011	$ 63.6
Amortization	(24.8)
Activity	(6.9)
December 31, 2012	31.9
Amortization	(11.6)
December 31, 2013	$ 20.3

The TIF intangible assets recorded in conjunction with FSA is comprised of amounts related to favorable (above current market rates) operating leases. The net intangible asset will be amortized as an offset to rental income over the remaining life of the leases, generally 5 years or less.

Accumulated amortization totaled $198.3 million at December 31, 2013. Projected amortization for the years ended December 31, 2014 through December 31, 2018 is approximately $7.5 million, $5.3 million, $2.8 million, $1.0 million,  and $1.2 million, respectively.